UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Otis Worldwide Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OTIS WORLDWIDE CORPORATION 1 CARRIER PLACE FARMINGTON, CT 06032	Your Vote Counts! OTIS WORLDWIDE CORPORATION 2023 Annual Meeting of Shareholders Vote by May 17, 2023 11:59 p.m. Eastern time

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You invested in OTIS WORLDWIDE CORPORATION and now it’s time to vote!
You have the right to vote on proposals being presented at the 2023 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the 2023 Annual Meeting of Shareholders to be held on May 18, 2023.

Get informed before you vote
View the Notice of the 2023 Annual Meeting of Shareholders and Proxy Statement and the 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 18, 2023 9:00 a.m. Eastern time
Virtually at: www.virtualshareholdermeeting.com/OTIS2023

*	Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming 2023 Annual Meeting of Shareholders. Please follow
the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Jeffrey H. Black	For
1b.	Nelda J. Connors	For
1c.	Kathy Hopinkah Hannan	For
1d.	Shailesh G. Jejurikar	For
1e.	Christopher J. Kearney	For
1f.	Judith F. Marks	For
1g.	Harold W. McGraw III	For
1h.	Margaret M. V. Preston	For
1i.	Shelley Stewart, Jr.	For
1j.	John H. Walker	For
2.	Advisory Vote to Approve Executive Compensation	For
3.	Appoint PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2023	For
4.	Shareholder proposal for an Independent Board Chairman, if properly presented	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery.”

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